EXHIBIT 32.2
                                                                    ------------

                             CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Hyperdynamics Corporation (Hyperdynamics) , on Form 10-Q for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), Steven M. Plumb, Chief Financial Officer of Hyperdynamics, does hereby certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  November  21,  2005

By:  /s/  Steven  M.  Plumb
      -----------------
      Steven  M.  Plumb
      Chief  Financial  Officer